January 31, 2020

The Chartwell Funds

Berwyn Income Fund

Supplement to Prospectus, Summary Prospectus, and Statement of Additional Information

Dated March 1, 2019

This supplement updates certain information in the Prospectus, the Summary Prospectus, and the Statement of Additional Information (the “SAI”) of the Berwyn Income Fund to revise information contained therein as described below.

1.	Change in the Name of the Fund

Effective as of March 1, 2020, the Fund will change its name to Chartwell Income Fund. The investment objective and the principal investment strategies of the Fund are not being changed in connection with the name change and, therefore, the Fund will continue to seek to provide investors with current income; seeking to preserve capital as a secondary consideration. In addition, the current portfolio management team comprised of David C. Dalrymple, CFA, T. Ryan Harkins, CFA, Andrew S. Toburen, CFA, Thomas R. Coughlin, CFA, CMT and Jeffrey D. Bilsky will continue to manage the Fund. Each of the portfolio managers has served as a member of the Fund’s portfolio management team since March 1, 2019, following the resignation of the Fund’s prior portfolio managers.

Further Information

For further information, please contact the Funds toll-free at 1-888-995-5505. You may also obtain additional copies of the Funds’ Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the Funds toll-free at the number above or by visiting the Funds’ website at https://www.chartwellip.com.

Please retain this Supplement for future reference.